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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2004

APEX SILVER MINES LIMITED
(Exact name of registrant as specified in its charter)

Cayman Islands, British West Indies (State or other jurisdiction of incorporation or organization)	1-13627 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)
Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies (Address of principal executive offices)		Not Applicable (Zip Code)

Registrant's telephone number, including area code: (345) 949-0050

No Change
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

Exhibit No.	Description
1.1	Placement Agency Agreement, dated January 27, 2004, between Apex Silver Mines Limited and Sunrise Securities Corp.
23.1	Consent of Mine Reserves Associates, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date: January 27, 2004

Apex Silver Mines Limited
By:	/s/ MARK A. LETTES Mark A. Lettes Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Placement Agency Agreement, dated January 27, 2004, between Apex Silver Mines Limited and Sunrise Securities Corp.
23.1	Consent of Mine Reserves Associates, Inc.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX